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                                                                Exhibit 10.14

                               THIRD AMENDMENT TO
                  REVOLVING CREDIT AGREEMENT AND LIMITED WAIVER

         Third Amendment and Limited Waiver dated as of March 30, 1999 to Revolving Credit Agreement (the "Third Amendment"), by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Borrower"), PROFESSIONAL COMPUTER SOLUTIONS, INC. ("PCSI"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans, FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of July 27, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. (now known as Fleet National Bank) as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower has requested that the Banks amend certain provisions contained in the Credit Agreement and waive certain covenants contained therein; and

         WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Credit Agreement and grant such waivers as specifically set forth in this Third Amendment;

         WHEREAS, to reflect the allocation of debt among the Borrower and its Subsidiaries, one of such Subsidiaries, which is currently a Guarantor under the Guaranty, has agreed to assume joint and several liability with respect to $15,000,000 in outstanding principal amount of the Acquisition Loans;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. WAIVER. The Borrower has informed the Agent and the Banks that the Leverage Ratio for the period of October 1, 1999 through December 31, 1999 (the "Fourth Quarter") exceeded 3.50:1.00 during such Fourth Quarter and, as such, the Borrower has failed to comply with ss. 11.1 of the Credit Agreement during the Fourth Quarter. In addition, the Borrower has informed the Agent and the Banks that the ratio of EBITDA for the Reference Period ended on December 31, 1999 to Consolidated Total Interest Expense for such Reference Period was less than 2.75 to 1.00 and, as such, the Borrower has failed to comply with ss. 11.3 of the Credit Agreement at the end of the Fourth Quarter. The Borrower has requested that the Banks waive, to the limited extent necessary to permit such noncompliance for the Fourth Quarter, the provisions of ss.ss. 11.1 and 11.3 of the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 12 hereof, from and after the Effective Date (as defined in ss. 12 hereof) the Banks hereby waive the provisions of ss.ss. 11.1 and 11.3 of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, and only with respect to the determination of compliance for the Fourth Quarter.

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         SS. 2. CONSENT AND WAIVER. The Agent and the Bank hereby consent to the following, notwithstanding that the same would otherwise violate various terms and provisions of the Credit Agreement, and hereby waive any Default and Events of Default (and only such Defaults and Events of Default) that would otherwise be caused by such violations:

         (a) an assignment for the benefit of creditors with respect to the stock or assets of Entra Computer Corp. and the winding up and termination of business of Entra Computer Corp.;

         (b) the sale of the stock or assets of Compel LLC, Fortran Corp. and Mahon Communications Corporation to Morganthaler Partners pursuant to an existing letter of intent for a price of at least the "Purchase Price" set forth on SCHEDULE A and resulting in Net Cash Sale Proceeds after payment of all fees and expenses of the Agent and the Banks then outstanding, including without limitation any unpaid Amendment Fee and any earned and unpaid Overadvance Fees, of not less than the "Release Amount" set forth on SCHEDULE A, provided that on or before June 30, 2000, the Borrower uses all of the Net Cash Sale Proceeds, first to pay all fees and expenses of the Agent and the Banks then outstanding, including without limitation, unpaid Amendment Fee and any earned and unpaid Overadvance Fees, and second, to repay Acquisition Loans (or, to the extent Acquisition Loans have been paid in full, to repay Revolving Credit Loans and permanently reduce the Total Commitment) and provided further that none of the documents with respect to such sale shall contain any provision that would adversely affect in a material manner the interests of the Banks under the Credit Agreement or the Security Documents and, notwithstanding the foregoing, to the extent the Banks are required to disgorge any Net Cash Sale Proceeds paid to them as a result of any rescission right that a purchaser may have under applicable law with respect to such sale, then the Obligations that had been deemed satisfied by the application of such Net Cash Sale Proceeds shall be deemed reinstated and any security interest in any Collateral that had been released in connection therewith shall be deemed restored as if such payment had never occurred; and

         (c) the sale of the stock or assets of any Subsidiary of the Borrower (including any Subsidiary currently proposed to be sold to Morganthaler as described in clause (b) above that is not sold pursuant to the terms set forth in clause (b) above), to one or more unrelated third parties in one or more arm's length transactions, for a price resulting in Net Cash Sale Proceeds after payment of all fees and expenses of the Agent and the Banks then outstanding, including without limitation any unpaid Amendment Fee and any earned and unpaid Overadvance Fees, at least equal to the Minimum Net Cash Sale Proceeds for such Subsidiary, provided that the Borrower first pays all fees and expenses of the Agent and the Banks then outstanding, including without limitation any unpaid Amendment Fee and any earned and unpaid Overadvance Fees and then from the remaining Net Cash Sale Proceeds of each such sale repays Acquisition Loans (or, to the extent Acquisition Loans have been paid in full, repays Revolving Credit Loans and permanently reduce the Total Commitment) in an amount equal to the sum of the Minimum Net Cash Sale Proceeds for such Subsidiary and 80% of the Net Cash Sale Proceeds of such sale in excess of the Minimum Net Cash Sale Proceeds for such Subsidiary, on the date of receipt of such proceeds, and provided further that none of the documents with respect to such sale shall contain
(i) any provision that would adversely affect in a material manner the interests of the Banks under the Credit Agreement or the Security Documents and, notwithstanding the foregoing, to the extent the Banks are required to disgorge any Net Cash Sale Proceeds paid to them as a result of any rescission right that a purchaser may have under applicable law with respect to such sale, then the Obligations that had been deemed satisfied by the application of such Net Cash Sale Proceeds shall be deemed reinstated and any

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security interest in any Collateral that had been released in connection therewith shall be deemed restored as if such payment had never occurred.

         SS. 3.   TOTAL ACQUISITION COMMITMEnt. Pursuant to the Second
Amendment, the Total Acquisition Commitment was permanently reduced to the outstanding balance of the Current Acquisition Loans (those outstanding on November 8, 1999). The Total Acquisition Commitment and the Total Facility Commitment shall be permanently reduced by the amount of any principal payments or prepayments received with respect to the Acquisition Loans after November 8, 1999, whether received heretofore or hereafter.

         SS. 4.   ASSUMPTION OF DEBT BY PCSI. PCSI hereby agrees to assume,
and hereby assumes, joint and several liability with Aztec as a Co-Borrower with respect to all obligations under the Credit Agreement with respect to a portion of the Acquisition Loans having an outstanding principal amount of $15,000,000 on the Effective Date of the Third Amendment. Aztec and PCSI shall exchange the existing Acquisition Note held by each Bank for (i) an Acquisition Note signed by Aztec and PCSI as Co-Borrowers in a principal amount equal to such Bank's respective Commitment Percentage of $15,000,000 and (ii) an Acquisition Note signed by Aztec as Borrower each in a principal amount equal to such Bank's Acquisition Commitment minus the principal amount of the Acquisition Note delivered to such Bank pursuant to clause (i) above. The term "Borrower" shall be deemed to refer to both Aztec and PCSI as it relates to such portion of the Acquisition Loans assumed by PCSI as Co-Borrower to the extent appropriate in the context. Any Net Offering Proceeds with respect to PCSI that are required to be used to repay Acquisition Loans hereunder, subject to the limitations set forth in Section
4.8.2 of the Credit Agreement (as amended hereby), shall first be applied to repay Acquisition Loans that have been assumed by PCSI as Co-Borrower until repaid in full, then to repay other Acquisition Loans. Repayment of the Acquisition Loans that have been assumed by PCSI as Co-Borrower shall not be deemed to release PCSI from its obligations under the Guaranty. By signing below, PCSI shall be deemed to have made all of the representations and warranties of the Borrower set forth in Section 8 of the Credit Agreement as of the Effective Date (except that with respect to Section 8.4 and 8.22, PCSI shall be deemed to make only such portion of such representations and warranties as relate to PCSI as a Subsidiary of the Borrower). Both Borrowers and all of the Guarantors (by signing the attached Ratification of Guaranty) hereby agree that the Guaranty and all of the Security Documents to which each is a party shall be deemed to secure the Acquisition Notes assumed by PCSI as Co-Borrower on a PARI PASSU basis with the other Notes. Both Borrowers agree to make any filings and take any other actions necessary to ensure that the Acquisition Notes assumed by PCSI as Co-Borrower, as well as the Acquisition Notes and Revolving Credit Notes of Aztec, are secured on a PARI PASSU basis by a first perfected security interest in favor of the Agent, for its benefit and that of the Banks, in all assets of both Borrowers and all Guarantors, subject only to Permitted Liens.

       ss. 5.   AMENDMENT  TOSS. 1  OF THE  CREDIT  AGREEMENt.  Section 1.1
of the  Credit  Agreement  is  hereby amended as follows:

               (a) the definitions of "Borrowing Base" and "Settlement" are hereby revised as follows:

                       BORROWING BASE. is revised by deleting the brackets around "ten (10)" in such definition.


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                        SETTLEMENT.  is revised  by  deleting  the  phrase
"to be each to such Bank's Commitment Percentage" and replacing it with the phrase "to be equal to such Bank's Commitment Percentage."

                 (b)     the   definitions  of   "Acquisition   Loan
Maturity Date," "Agent," "Agent's Special Counsel," "BKB," "Revolving Credit Loan Maturity Date" and "Uniform Customs" are hereby amended by deleting such definitions in their entirety and restating them as follows:

                         ACQUISITION LOAN MATURITY DATE. April 30, 2001.

                         AGENT.  Fleet  National Bank (f/k/a  BankBoston, N.A.)
acting as agent for the Banks.

                         AGENT'S  SPECIAL  COUNSEL.  Palmer & Dodge LLP or
such other  counsel as may be approved by the Agent.

                         BKB.  Fleet  National  Bank  (f/k/a BankBoston, N.A.),
a national banking association in its individual capacity.

                         REVOLVING CREDIT LOAN MATURITY DATE.  April 30, 2001.

                         UNIFORM  CUSTOMS.  With  respect to any documentary
Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such documentary Letter of Credit. With respect to any standby Letter of Credit, the International Standby Practices ISP 98 (1998), International Chamber of Commerce Publication No. 590 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such standby Letter of Credit.

                 (c) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                         AMENDMENT FEE.  See Section 6.1

                         AZTEC.  Aztec Technology Partners, Inc., a Delaware
corporation.

                         BORROWED COMMITMENT.  The sum on the date of
determination of (i) the aggregate outstanding principal amount of the Loans, (ii) the Maximum Drawing Amount, and (iii) all Unpaid Reimbursement Obligations.

                          DEBT SERVICE.  With respect to any period, the sum
of the following: (i) Consolidated Total Interest Expense (excluding Overadvance Fees and Amendment Fee) for such period and (ii) all payments of principal (other than payments of principal on the Loans) in respect of Indebtedness of the Borrower and its Subsidiaries (including

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the principal component of any payments in respect of
Capital Lease Obligations) paid or payable during such period.

                           DEBT SERVICE COVERAGE RATIO.  The ratio at any
time of (i) EBITDA (without regard to Overadvance Fees or Amendment Fee) for the fiscal quarter ending on, or most recently ended prior to, such time to
(ii) Debt Service for such quarter.

                           MINIMUM NET CASH SALE  PROCEEDS.  With  respect to
any Subsidiary, the amount set forth under the heading "Minimum Net Cash Sale Proceeds" on SCHEDULE A attached hereto, which the parties have agreed is the minimum amount of Net Cash Sale Proceeds that must be realized from the sale of the stock or assets of such Subsidiary and available, after payment of the Agent's and the Banks' fees and expenses, to repay principal on the Loans in order for the consent of the Agent and the Banks to such sale set forth in ss. 2(c) of the Third Amendment to be effective.

                           NET OFFERING  PROCEEDS.  The gross proceeds of any
Asset Sale consisting of the public offering of equity securities of any Subsidiary, net of underwriting discount, printing and mailing expenses, filing fees and reasonable accountant's and attorney's fees directly related to such offering and all other reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such offering, including the amount (estimated in good faith by such Person and approved by the Agent) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such offering.

                           OVERADVANCE  AMOUNT.  The amount by which the
Borrowed Commitment exceeds 80% of Eligible Accounts Receivable for which invoices have been issued and are payable, each as determined on June 30, 2000 or on the last day of each fiscal quarter thereafter, as applicable. Neither accrued and unpaid interest nor earned and unpaid Overadvance Fees or Amendment Fee shall be included in principal for purposes of calculating the Overadvance Amount.

                            OVERADVANCE FEES.  See ss. 2.2.2.

                            PCSI.  See ss. 9.20.

                            SECOND  AMENDMENT.  The Second  Amendment to
Revolving Credit Agreement and Limited Waiver dated as of September 30, 1999, by and among the Borrower, the Agent and the Banks.

                            THIRD  AMENDMENT.  The  Third  Amendment  to
Revolving Credit Agreement and Limited Waiver dated as of March 30, 2000, by and among the Borrower, PCSI, the Agent and the Banks.

                            TOTAL  FACILITY  COMMITMENT.  The sum of the
Total  Commitment  and the  Total Acquisition Commitment.

                             WARRANT.  See ss. 9.22.


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       ss. 6.    AMENDMENT TO SS. 2 OF THE CREDIT  AGREEMENt.  Section 2 of
the Credit  Agreement is hereby  amended as follows:

                 (a) Section 2.2 of the Credit Agreement is hereby amended by deleting the heading "COMMITMENT FEE" and replacing it with the heading "COMMITMENT FEE AND OVERADVANCE FEE," by inserting a subheading "2.2.1. COMMITMENT FEE." after such heading and by adding the following at the end of such ss. 2.2:

                           2.2.2.  OVERADVANCE  FEE. On June 30, 2000, an
overadvance fee shall be deemed earned in an amount determined by multiplying the Overadvance Amount, if any, as of such date by .03. An additional overadvance fee shall be deemed earned on the last day of each fiscal quarter thereafter in an amount determined by multiplying the Overadvance Amount, if any, as of such last day of the applicable fiscal quarter by .015. Such overadvance fees shall be called "OVERADVANCE FEES" herein. The Borrower shall pay all earned Overadvance Fees in full on the later of the Revolving Credit Loan Maturity Date or the Acquisition Loan Maturity Date; provided, however, that in the event of an Asset Sale (including without limitation a capitalization event) with respect to the Borrower or any Subsidiary, all earned but unpaid Overadvance Fees shall be paid from the Net Cash Sale Proceeds (to the extent such exceed the amount of such unpaid fees) or, in the event of a capitalization event (including any initial public offering of capital stock of PCSI), the Net Offering Proceeds (to the extent such exceed the amount of such unpaid fees) of such Asset Sale.

                 SS. 7.     AMENDMENT TO SS. 4 OF THE CREDIT AGREEMENT.

                 (a) Section 4.3 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and restating it as follows:

         The Borrower shall have the right at any time and from time to time upon one (1) Business Day's prior written notice to the Agent to reduce or terminate entirely the Total Acquisition Commitment, whereupon the Acquisition Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated.

                 (b) Section 4.8.2 of the Credit Agreement is hereby amended by deleting the first two sentences thereof and restating them as follows:

         In the event the Borrower or any of its Subsidiaries receives any Net Cash Sale Proceeds or Net Offering Proceeds from any Asset Sale permitted by ss. 10.5.2 or otherwise consented to in writing by the Majority Banks (or, in the event such a sale constitutes a sale of all or substantially all of the Collateral, then consented to in writing by all of the Banks), the Borrower shall, immediately upon receipt thereof, pay all outstanding fees and expenses of the Agent and the Banks, including without limitation any Overadvance Fees and Amendment Fee required to be paid from such proceeds and shall make a prepayment of principal on the Acquisition Loans (or to the extent the Acquisition Loans have been repaid in full, then a prepayment of principal on the Revolving Credit Loans) in the amount of all remaining Net Cash Sale Proceeds or Net Offering Proceeds; provided, however, that (i) in the case of Net Offering Proceeds resulting from an initial public offering of the common stock of PCSI, such prepayment shall be in an

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amount equal to the greater of (x) $15,000,000 and (y) 25% of the Net
Offering Proceeds and (ii) in the case of Net Cash Sale Proceeds from the sale of the stock or assets of a Subsidiary as permitted by ss. 2(c) of the Third Amendment, such prepayment shall be in an amount equal to the sum of
(x) the Minimum Net Cash Sale Proceeds for such Subsidiary and (y) 80% of the Net Cash Sale Proceeds in excess of the Minimum Net Cash Sale Proceeds for such Subsidiary; with the Total Acquisition Commitment (and/or the Total Commitment, as applicable) and the Total Facility Commitment also being permanently reduced by the amount of such prepayment.

         SS. 8.     AMENDMENT  TO SS. 6  OF THE  CREDIT  AGREEMENT.
Section 6.1 of the Credit Agreement is hereby amended by adding the following at the end of such ss. 6.1:

         The Borrower agrees to pay to the Agent for the PRO RATA benefit (in accordance with their respective Commitment Percentages of the Total Facility Commitment) of the Banks an amendment fee (the "Amendment Fee") equal to the sum of (i) one percent (1%) of the Total Facility Commitment and (ii) all unreimbursed expenses of the Agent and the Banks required to be reimbursed by the Borrower pursuant to the Revolving Credit Agreement. Such Amendment Fee shall be payable in six equal monthly installments, with the first installment due on the Effective Date, the second installment due on May 1, 2000 and the remaining installments due on the first day of each month thereafter to and including September 1, 2000; provided, however, that in the event of an Asset Sale (including without limitation a capitalization event) with respect to the Borrower or any Subsidiary, the remaining unpaid Amendment Fee shall be paid from the Net Cash Sale Proceeds (to the extent such exceed the amount of such unpaid fees) or, in the event of a capitalization event, Net Offering Proceeds (to the extent such exceed the amount of such unpaid fees), of such Asset Sale.

       SS. 9.     AMENDMENT TO SS. 9 OF THE CREDIT  AGREEMENT.  Section 9 of
the Credit  Agreement is hereby  amended as follows:

                  (a) Section 9.4(g) of the Credit Agreement is hereby amended be deleting the word "and" which appears at the end of ss. 9.4(g).

                  (b) Section 9.4(h) of the Credit Agreement is hereby amended by deleting the period which appears at the end of the text ofss. 9.4(h) and substituting in place thereof a semicolon, followed by the word "and".

                  (c) Section 9.4 of the Credit Agreement is further amended by inserting immediately after the end of the text of ss. 9.4(h) the following:

                  "(i)    at 2:00 p.m.  Boston  time on Friday,  March 24,
2000 and at 2:00 p.m. Boston time on each two-week anniversary thereof, the Borrower will make financial and other appropriate officers of the Borrower and its Subsidiaries available to the Agent and the Banks for a dial-in conference call, which will be arranged by the Borrower and of which arrangements the Borrower shall notify the Agent and the Banks at least one Business Day prior to each such call, to discuss the information in any of the foregoing reports or other reports delivered to the Banks by the Borrower or its Subsidiaries and answer any questions the Agent or the Banks may have regarding the Borrower and its Subsidiaries. In addition, the Borrower will

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use commercially reasonable efforts to continue to provide reports to the
Banks of its cash flow on a bi-weekly basis beginning at a mutually agreeable time hereafter."

                 (d) Section 9.19 of the Credit Agreement is hereby amended by inserting immediately after the end of the first sentence the following:

                 "The Borrower shall continue to maintain the engagement with such consultant, subject to periodic review by the Agent and the Banks, until the earlier of (i) the date on which the Obligations shall have been satisfied in full and (ii) the Revolving Credit Maturity Date."

                 (e) Section 9 of the Credit Agreement is hereby amended by inserting new ss.ss. 9.20, 9.21, 9.22 and 9.23 immediately after ss. 9.19, as follows:

                 9.20. PCSI IPO. The Borrower will use commercially reasonable efforts to pursue an initial public offering of the stock of its Subsidiary Professional Computer Solutions, Inc. ("PCSI"). The Borrower will obtain the prior written consent of the Agent and each of the Banks for any initial public offering of the stock of PCSI, which consent shall not unreasonably be withheld. In the event such consent is granted and such initial public offering occurs, the Agent, for the benefit of itself and the Banks, shall continue to have a first priority perfected security interest with respect to all of the capital stock of PCSI, other than shares sold in such initial public offering. The Borrower shall pay, or shall cause PCSI to pay, any unpaid Amendment Fee and any earned and unpaid Overadvance Fees and other unpaid fees and expenses of the Agent and the Banks from the Net Offering Proceeds of such offering (including the offering of underwriters' overallotment shares, if any) and shall use a portion of the remaining Net Offering Proceeds of such offering (including the offering of underwriters' overallotment shares, if any), in an amount equal to the greater of (a) $15,000,000 and (b) 25% of such Net Offering Proceeds, to repay Obligations, with such amount being applied first to repay Acquisition Notes with respect to which PCSI and Aztec are jointly and severally liable until paid in full, then Acquisition Notes of Aztec until paid in full, then Revolving Credit Notes until paid in full.

                 9.21. ADDITIONAL FINANCING. The Borrower will use commercially reasonable efforts to seek at least $20,000,000 in additional financing or investment in the form of subordinated debt, preferred stock or convertible securities. The prior written consent of the Agent and the Banks shall be required for any such additional financing or investment, whether in the form of subordinated debt or preferred stock or convertible securities and the Agent and the Banks may condition such consent upon the use of all of the first $20,000,000 in Net Cash Sale Proceeds of such additional financing to repay Obligations. Restrictions on liens in ss. 10.2, restrictions on indebtedness in ss. 10.1, provisions regarding Restricted Payments in ss.
10.4 and restrictions on amendments to Capitalization Documents in ss. 10.13 contained in this Revolving Credit Agreement shall apply unless specifically waived in writing by the Agent and the Banks. The holders of any such subordinated debt, preferred stock or convertible securities shall be required to enter into a subordination agreement in form and substance reasonably satisfactory to the Agent and the Banks.

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                 9.22. WARRANTS.  As consideration for the Third Amendment, the Borrower agrees that on each date set forth on the attached SCHEDULE B, in the event that the Total Facility Commitment is not permanently reduced to the amount set forth with respect to such date on such SCHEDULE B, the Borrower shall automatically issue to each of the Banks a warrant to purchase common stock of the Borrower in the form attached hereto as EXHIBIT I (each a "WARRANT"), exercisable for the number of Warrant Shares (as defined in the Warrant) equal to such Bank's PRO RATA share (in accordance with such Bank's Commitment Percentage of the Total Facility Commitment) of the number of Warrant Shares that, when combined with the cumulative number of Warrant Shares for which all Warrants theretofore issued to the Banks would be exercisable, would equal the percentage of the outstanding shares of the Borrower's common stock on such date (assuming issuance of all shares of common stock issuable upon exercise of all outstanding options, warrants and other rights and upon conversion of all outstanding convertible securities) set forth on such SCHEDULE B for the respective date, regardless of whether the Borrower had failed or succeeded in reducing the Total Facility Commitment to the level set forth on such SCHEDULE B with respect to any prior date. For purposes of determining whether the Total Facility Commitment has been permanently reduced to the amount set forth with respect to each date set forth on SCHEDULE B, amounts in respect of Amendment Fee or Overadvance Fees paid from proceeds of an Asset Sale (including without limitation a capitalization event) in advance of the scheduled installment payment date or Revolving Credit or Acquisition Loan Maturity Date, as applicable, shall be deemed to have been applied to permanently reduce the Total Facility Commitment. The Borrower shall enter into a Registration Rights Agreement with the Banks in form and substance satisfactory to the Agent and the Banks within fourteen (14) days after the Effective Date. The Borrower shall be obligated to file on the terms set forth in such Registration Rights Agreement, within thirty (30) days after the Effective Date of the Third Amendment, a registration statement with the Securities and Exchange Commission with respect to the resale of the Warrant Shares by the Banks and shall use its commercially reasonable efforts to have the Securities and Exchange Commission prepared to declare such registration statement effective by June 30, 2000, including filing all amendments necessary to reflect changes in the Borrower's Circumstances. The Borrower needs not request acceleration of effectiveness until Warrants have been issued, at which time the Borrower will use its commercially reasonable efforts to have the registration statement declared effective. Assuming it has used its commercially reasonable efforts and continues to do so, the failure of such registration statement to become effective shall not constitute a Default or Event of Default under the Credit Agreement or this Third Amendment. The Borrower will at all times maintain sufficient authorized but unissued shares of Common Stock reserved for issuance upon exercise of the Warrants. On the date of issuance of each of the Warrants, each such Warrant shall have been duly and validly issued to the respective Bank. The Warrant Shares will be duly and validly issued, fully paid and nonassessable upon issuance by the Borrower and payment of the exercise price therefor in accordance with the provisions of the Warrants. Upon exercise of the Warrants, and the delivery by the Borrower of stock certificates representing Warrant Shares, all in accordance with the terms of the Warrants, lawful and valid title to each of such Warrant Shares will be conveyed to and vested in the Banks, free and clear of all restrictions and other liens and encumbrances, except the agreements, restrictions and other liens and encumbrances (if any) imposed by the Third Amendment, the Warrants and applicable law.

                 9.23. POSTCLOSING ITEMS. The Borrower shall deliver to the Agent, within 90 days after the Effective Date of the Third Amendment:
(a) satisfactory evidence that all liens against the assets of the Borrower and its Subsidiaries other than Permitted Liens have been released and removed of record, (b) fully executed Pledged Account Agreements in form and substance satisfactory to the Agent with respect to each depository account of the Borrower and each of its Subsidiaries, as required by the Second Amendment and (c) all items required to be delivered under the Credit Agreement that were not delivered prior to the Effective Date of the Third Amendment in form and substance satisfactory to the Agent (provided that the Agent shall deliver to the Borrower a definitive list of all such items within 30 days after the Effective Date of the Third Amendment). The Borrower shall deliver to the Agent, within seven days after the Effective Date of the Third Amendment a revised DISCLOSURE SCHEDULE that is accurate and complete as of such Effective Date and which DISCLOSURE SCHEDULE shall contain no information that had such information been known to the Banks on such Effective Date would have caused any Bank acting reasonably to have refused to agree to the Third Amendment. The Borrower shall deliver to the Agent at the time of execution and delivery of the Registration Rights Agreement, an opinion of counsel reasonably satisfactory in form and substance to the Agent as to the corporate power and authority of the Borrower, due authorization, execution and delivery, validity and enforceability of the Registration Rights Agreement and other customary provisions. The Borrower shall deliver to the Agent at the time of execution and delivery of any Warrants, an opinion of counsel reasonably satisfactory in form and substance to the Agent as to the corporate power and authority and capitalization of the Borrower, due authorization, execution and delivery, validity and enforceability of the Warrants and other customary provisions. The Borrower hereby agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with the Third Amendment and the transactions contemplated thereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss. 17.1 of the Revolving Credit Agreement for which an invoice is submitted after the date of the Third Amendment within 30 days after the date of the respective invoice.

         SS. 10. AMENDMENT TO SS. 11 OF THE CREDIT AGREEment. Section 11 of the Credit Agreement is hereby amended by deleting ss. 11 in its entirety and restating it as follows:

                  11.1. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $4,000,000. This covenant shall be tested on the last day of each fiscal year.

                  11.2. DEBT SERVICE COVERAGE RATIO. The Borrower will not permit the Debt Service Coverage Ratio to be less than 1.00 to 1.00, tested on the last day of each fiscal quarter with respect to the fiscal quarter then ended.

         SS. 11. AMENDMENT TO SS. 27 OF THE CREDIT AGREEment. Section 27 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and restating it as follows:

                  Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to ss. 6.11.2 following the effective date of any waiver by the Majority Banks of the Event of Default relating thereto), the amount of the Commitments or Acquisition Commitments of the Banks, the release of all or substantially all of the Collateral, and the amount of commitment fee, Amendment Fee, Overadvance Fees or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date and the Acquisition Loan Maturity Date may not be postponed without the written consent of each Bank affected thereby; the Minimum Net Cash Sale Proceeds with respect to any Subsidiary, this ss. 27 and the definition of Majority Banks may not be amended, without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and ss. 16 may not be amended without the written consent of the Agent.

        SS. 12. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall become effective (the "Effective Date") only upon the satisfaction of the following conditions on or prior to March 30, 2000:

                 (a) this Third Amendment shall have been executed by the Borrower, PCSI, the Banks and the Agent and the Ratification of Guaranty in the form attached hereto shall have been executed by each Guarantor;

                 (b)     the  Agent  shall  have   received   from  the
Borrower the initial installment of 1/6 of the Amendment Fee, which fee shall be for the PRO RATA accounts of the Banks (in accordance with their respective Commitment Percentages of the Total Facility Commitment);

                 (c) the Borrower shall have delivered to the Agent and the Banks an opinion of counsel satisfactory in form and substance to the Agent as to the corporate power and authority of the Borrower, due authorization, execution and delivery, validity and enforceability of the Third Amendment and other customary provisions; and

                 (d) the Borrower shall have paid all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with this Third Amendment and the transactions contemplated hereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss. 17.1 of the Credit Agreement and not heretofore paid by the Borrower for which an invoice has been submitted.

        SS. 13. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss. 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except in such respects (none of which shall be materially adverse) as may be set forth on the DISCLOSURE SCHEDULE required to be delivered pursuant to ss. 9.23 of the Credit Agreement, as amended hereby, and to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that (a) the execution and delivery by the Borrower and each Guarantor of this Third Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and each Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower and each Guarantor party thereto, (b) the Borrower has, on or prior to the date hereof, duly and properly authorized, subject to the satisfaction of certain conditions precedent set forth in Section 9.22 of the Credit Agreement (as amended hereby), the issuance of the Warrants in or substantially in the form of EXHIBIT I attached hereto, evidencing right to subscribe for and purchase from the Borrower the number of Warrant Shares to which each of the Banks may become entitled pursuant to the terms of the Third Amendment, (c) the Borrower has duly and properly authorized the issuance of Warrant Shares issuable upon due exercise or conversion of the Warrants and (d) the Borrower has filed in a timely manner each report required to be filed by it with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934 since December 31, 1998.

        SS. 14.    EXHIBITS.  The Credit  Agreement is hereby amended to
include EXHIBIT I attached hereto, as if the same were EXHIBIT I to such Credit Agreement.

        SS. 15. RATIFICATION, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SS. 16.    NO WAIVER.  Nothing  contained  herein shall  constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

        SS. 17. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries hereby releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each or all Banks from any and all liabilities and claims under the Credit Agreement, this Third Amendment, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated thereby, except those arising after the time of execution and delivery of this Third Amendment.

        SS. 18.    COUNTERPARTS.  This Third  Amendment may be executed in
one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SS. 19.    GOVERNING  LAW. THIS THIRD  AMENDMENT  SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                        AZTEC TECHNOLOGY PARTNERS, INC.

                                        By:  /s/ Ira Cohen
                                             -----------------------------
                                             Name:   Ira Cohen
                                             Title:  President

                                        PROFESSIONAL COMPUTER SOLUTIONS, INC.
                                        (WITH RESPECT TO THE ASSUMPTION OF
                                        JOINT AND SEVERAL LIABILITY FOR A
                                        PORTION OF THE ACQUISITION LOANS HAVING
                                        AN OUTSTANDING PRINCIPAL AMOUNT
                                        OF $15,000,000)

                                        By:  /s/ Ross J. Weintraub
                                             -----------------------------
                                             Name:   Ross J. Weintraub
                                             Title:  Treasurer

                                        CITIZENS BANK OF MASSACHUSETTS

                                         By: /s/ Patrick C. Joyce
                                             -----------------------------
                                             Name:   Patrick C. Joyce
                                             Title:  Vice President

                                        FLEET NATIONAL BANK

                                        By:  /s/ Jared H. Ward
                                             -----------------------------
                                             Name:   Jared H. Ward
                                             Title:  Authorized Officer

                                        THE FUJI BANK, LIMITED

                                        By:  /s/ Masahito Fukuda
                                             -----------------------------
                                             Name:   Masahito Fukuda
                                             Title:  Senior Vice President
                                                     and Group Head

                                        NATIONAL CITY BANK OF KENTUCKY

                                         By:  /s/ Glenn E. Nord
                                             -----------------------------
                                             Name:  Glenn E. Nord
                                             Title: Vice President

                                         LASALLE BANK NATIONAL ASSOCIATION

                                         By: /s/ John J. McGuire
                                             -----------------------------
                                             Name:   John J. McGuire
                                             Title:  1st Vice President

                                         PEOPLE'S BANK

                                         By: /s/ Dante Fazzina
                                             -----------------------------
                                             Name:   Dante Fazzina
                                             Title:  Vice President

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of March 30, 2000, and agrees that the Guaranty dated as of (a) July 27, 1998; (b) September 17, 1998; or (c) October 2, 1998 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                         AZTEC INTERNATIONAL LLC
                                         By: Aztec Technology Partners, Inc.,
                                         as Sole Member

                                         By:  /s/ Ira Cohen
                                             -----------------------------
                                             Title:  President


                                         AZTEC TECHNOLOGY PARTNERS OF NEW
                                         ENGLAND LLC (F/K/A BAY STATE COMPUTER
                                         GROUP LLC)
                                         By: Aztec Technology Partners, Inc.,
                                         as Sole Member

                                          By:  /s/ Ira Cohen
                                             -----------------------------
                                             Title:  President

                                         COMPEL LLC
                                         By: Aztec Technology Partners, Inc.,
                                         as Sole Member

                                           By: Ira Cohen
                                             -----------------------------
                                             Title: President

                                         ENTRA COMPUTER CORP.

                                           By: Ira Cohen
                                              -----------------------------
                                              Title: President

                                            FORTRAN CORP.

                                            By: /s/ Ross J. Weintraub
                                              -----------------------------
                                              Title: Treasurer

                                             MAHON COMMUNICATIONS CORPORATION

                                             By: /s/ Ross J. Weintraub
                                               -----------------------------
                                               Title: Treasurer

                                              OFFICE EQUIPMENT SERVICE, INC.

                                              By: /s/ Ross J. Weintraub
                                                -----------------------------
                                                Title: Treasurer

                                              PCM, INC.

                                              By: /s/ Ross J. Weintraub
                                                -----------------------------
                                                Title: Treasurer

                                               PROFESSIONAL COMPUTER SOLUTIONS,
                                               INC.

                                               By: /s/ Ross J. Weintraub
                                                 -----------------------------
                                                 Title: Treasurer

                                               PROFESSIONAL NETWORK SERVICES,
                                               INC.

                                               By: Robert M. Johnson
                                                 -----------------------------
                                                 Title: Vice President

                                               MCDOWELL, TUCKER & CO., INC.

                                               By: /s/ Ira Cohen
                                                 -----------------------------
                                                 Title: President

                                               SOFTECH COMMUNICATIONS, INC.

                                               By: /s/ Ira Cohen
                                                 -----------------------------
                                                 Title: President

                                                SOLUTIONS E.T.C. INC.

                                                By: Ross J. Weintraub
                                                  -----------------------------
                                                  Title: Treasurer